                                                                   Exhibit 23.14



                          INDEPENDENT AUDITORS' CONSENT



We consent to the inclusion in this Registration Statement of Pegasus Communications Corporation on Form S-4 of our report dated November 10, 1997 on the financial statements of Satellite Television Services, Inc., and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.





                                                     /s/Deloitte & Touche LLP
                                                     -------------------------
                                                     DELOITTE & TOUCHE LLP


Indianapolis, Indiana
January 22, 1998